UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Information Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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a21, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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21, INC.
7660 CENTURION PARKWAY
JACKSONVILLE, FLORIDA 32256

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 28, 2006

To the Stockholders of
a21, Inc.

Notice is hereby given that the Annual Meeting of the Stockholders of a21, Inc. (the “Company”) will be held on September 28, 2006 at 9:00 a.m. local time at the offices of the Company, 7660 Centurion Parkway, Jacksonville, Florida 32256. The meeting is called for the following purpose:

1. To elect a board of five (5) directors; and

2. To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The close of business on August 2, 2006 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will not be closed. A list of the stockholders entitled to vote at the meeting may be examined at the Company’s offices during the 10-day period preceding the meeting.

All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

By Order of the Board of Directors,

Albert H. Pleus
Chairman and Chief Executive Officer

Dated: September 8, 2006

a21, INC.
7660 CENTURION PARKWAY
JACKSONVILLE, FLORIDA 32256

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of a21, Inc. (the “Company,” “a21,” “we,” “us,” or “our”) for the Annual Meeting of Stockholders to be held at the offices of the Company, 7660 Centurion Parkway, Jacksonville, Florida 32256 on September 28, 2006, at 9:00 a.m. and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving such a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to the Secretary of the Company, at the above stated address.

If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted for the election of the nominees set forth under the caption “Election of Directors.”

The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed or given to the Company’s Stockholders is September 8, 2006.

Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting. If you do attend, you may vote by ballot at the meeting and cancel any proxy previously given.

VOTING SECURITIES

Only holders of shares of common stock, $.001 par value per share (the “Shares”), of record at the close of business on August 2, 2006 are entitled to vote at the meeting. On the record date, the Company had outstanding and entitled to vote 83,305,846 Shares. For purposes of voting at the meeting, each Share is entitled to one vote upon all matters to be acted upon at the meeting. A majority in interest of the outstanding Shares represented at the meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of our directors. Any Shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for any individual may result in another individual’s receiving a larger proportion of votes. Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of August 2, 2006, certain information concerning the beneficial ownership of the Shares by (i) each stockholder known by the Company to own beneficially five percent or more of the outstanding Shares; (ii) each director and each nominee for director of the Company; (iii) each executive officer of the Company; and (iv) all executive officers and directors of the Company as a group, and their percentage ownership and voting power.

Name (and address if a 5% or greater stockholder) of Beneficial Owner	Amount of Beneficial Ownership (1)		Percentage of Class

Albert H. Pleus	6,818,607	(2)	7.92%
c/o a21, Inc.
7660 Centurion Parkway
Jacksonville, Florida 32256

Thomas Costanza	41,250	(3)	0.05%

Philip N. Garfinkle	269,250	(4)	0.55%

Susan Chiang	1,527,080	(5)	1.81%

Ardell D. Albers	170,000	(6)	0.20%

Luke A. Allen	7,520,123	(7)	8.66%
711 Fifth Avenue
New York, NY 10022

Vincent C. Butta	1,335,500	(8)	1.60%

Laura B. Sachar	17,115,385	(9)	19.47%

C. Donald Wiggins	290,000	(10)	0.35%

Clonure Limited	4,479,721	(11)	5.38%
12/13 Hill Street
Douglas , IM99 1BW

CRT Capital Group, LLC	4,560,000	(12)	5.47%
262 Harbor Drive
Stamford, CT 06902

Jonathan Gallen	23,276,922	(13)	26.95%
Ahab Capital Management, Inc.
299 Park Avenue
New York, NY 10171

LCA Capital Partners I, Inc.	6,364,624	(14)	7.34%
c/o Luke A. Allen
711 Fifth Avenue
New York, NY 10022

Morgan Stanley & Co., Inc.	7,692,308	(15)	8.45%
1585 Broadway
New York, NY 10036

StarVest Partners L.P.	17,115,385	(16)	19.47%
750 Lexington Avenue
New York, NY 10022

John L. Steffens	4,307,692	(17)	5.03%
Spring Mountain Capital, L.P.
65 East 55th Street
New York, NY 10022

All Directors and Executive Officers as a Group (9 Persons)	35,277,195	(2)-(10)	36.72%

——————

(1)

Under the rules of the SEC, a person is deemed to be the beneficial owner of a security if such person has or shares deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days of the date from which beneficial ownership is calculated. Except as otherwise indicated the named entities or individuals have sole voting and investment power with respect to the shares of common stock beneficially owned.

(2)

Includes: options to purchase 2,105,514 shares; 1,046,338 shares held by Whitney Holdings, Inc. and 533,334 shares held by Whitney Holdings Group LLC, which are controlled by Mr. Pleus; 133,334 shares held by the Albert Pleus Family Trust of which Mr. Pleus is trustee; and warrants held by Whitney Holdings, Inc. to purchase 633,420 shares. Excludes 2,996,524 shares and warrants to purchase 3,368,100 shares held by LCA Capital Partners I, Inc., in which Mr. Pleus is a minority shareholder.

(3)

Consists of options to purchase 41,250 shares.

(4)

Includes options and warrants to purchase 190,000 shares.

(5)

Includes options and warrants to purchase 242,436 shares and participating preferred shares of SuperStock, Inc., a subsidiary of a21, that are exchangeable into 926,331 shares. Also includes 7,464 common shares, warrants to purchase 1,140 shares and participating preferred shares of SuperStock, Inc., a subsidiary of a21, that are exchangeable into 60,591 shares, all held by Ms. Chiang’s immediate family.

(6)

Includes options to purchase 75,000 shares.

(7)

Includes options to purchase 140,000 shares and 2,996,524 shares and warrants to purchase 3,368,100 shares held by LCA Capital Partners I, Inc., which is controlled by Mr. Allen.

(8)

Includes options to purchase 250,000 shares.

(9)

Includes the 17,115,385 shares (which include 4,615,385 shares issuable upon the conversion of $3 million of convertible secured notes) beneficially owned by StarVest Partners, L.P. Deborah Farrington, Jeanne Sullivan and Laura Sachar possess voting and dispositive power over the shares beneficially owned by StarVest Partners, L.P.

(10)

Includes options to purchase 120,000 shares.

(11)

John Bohill and Cathal Sheehy jointly make all decisions with respect to Clonure Limited.

(12)

Christopher Young is the Managing Partner of CRT Capital Group.

(13)

Consists of 9,090,000 shares held by Ahab Partners, L.P.; 11,110,000 shares held by Ahab International Ltd.; 2,307,692 shares upon the conversion of $1.5 million of convertible secured notes held by Queequeg Partners, L.P.; and 769,230 shares upon the conversion of $.5 million of convertible secured notes held by Queequeg Ltd. Jonathan Gallen has the sole power to vote and direct the disposition of the shares held by Ahab Partners, L.P., Ahab International Ltd., Queequeg Partners, L.P. and Queequeg, Ltd.

(14)

Consists of 2,996,524 shares and warrants to purchase 3,368,100 shares held by LCA Capital Partners I, Inc. which is controlled by Mr. Allen. Excludes any shares beneficially owned by Mr. Allen individually.

(15)

Thomas Doster has the sole voting and dispositive power over the shares held by Morgan Stanley & Co., Inc., which consists of 7,692,308 shares upon the conversion of $5.0 million of convertible secured notes held by Morgan Stanley & Co., Inc.

(16)

Deborah Farrington, Jeanne Sullivan and Laura Sachar possess voting and dispositive power over the shares held by StarVest Partners, L.P. which include 4,615,385 shares issuable upon the conversion of $3 million of convertible secured notes held by StarVest Partners, L.P.

(17)

Includes 2,307,692 shares upon the conversion of $1.5 million of convertible notes held by Mr. Steffens.

EXECUTIVE OFFICERS

The following sets forth the names and ages of our executive officers, their respective positions and offices, and their respective principal occupations or brief employment history.

Name	Age	Office

Albert H. Pleus	44	Chairman and Chief Executive Officer

Philip N. Garfinkle	45	Director, interim President and Chief Operating Officer

Thomas Costanza	40	Vice President and Chief Financial Officer of a21, and Executive Vice President and Chief Financial Officer of SuperStock, Inc.

Susan O. Chiang	41	Executive Vice President of SuperStock, Inc.

Albert H. Pleus has been our Chairman since our inception and Chief Executive Officer since May 2004. Mr. Pleus was our Principal Financial Officer from August 2001 to May 2004. Mr. Pleus started his career at Morgan Stanley, and over the last 10 years has focused on investment banking as well as in principal investment roles. From 1996 to 1999, Mr. Pleus was a Managing Director at Convergence Capital, Inc., an investment banking boutique focused on cross border mergers, acquisitions and financings. From 1999 to present, Mr. Pleus has been President of Whitney Holdings, Inc., which provides financial, strategic consulting, and advisory services to developing businesses. Whitney is also one of our stockholders. Mr. Pleus received his SB and SM degrees from MIT and holds an MBA degree from Stanford University.

Philip N. Garfinkle has been our interim President and Chief Operating Officer since June 2006. He has been a member of our Board of Directors since June 2003 and has served as an advisor to us from September 2002 to June 2003. Since 2000, Mr. Garfinkle has been on the Board of Directors of the Boys and Clubs of Greater Washington and on the executive committee as vice president of marketing since 2004. Since November 1999, Mr. Garfinkle has been President, Chief Executive Officer and Chairman of Navig8US.com LLC, an executive advisory company. Since April 2004, Mr. Garfinkle has been the Chairman of LogoVision LLC, a custom apparel company. Since July 2004, he has been a venture partner and a venture advisor to Gabriel Venture Partners, an investment company. From September 1999 to September 2000, Mr. Garfinkle was President and a member of the Board of Directors of Yazam.com Inc., a worldwide venture capital organization of which he was one of the founders and which was purchased by US Technologies in 2001. From March 1995 to May 2000, Mr. Garfinkle was President, Chief Executive Officer and Chairman of PictureVision, Inc., a digital imaging concern that introduced online photo processing to the consumer, which he founded and which was sold to Kodak in February 1998. He also served as general manager of Network Services and the office of the CTO for Kodak from February 1998 until August 1999. Mr. Garfinkle received his BS degree in commerce and engineering from Drexel University.

Thomas Costanza has been our Vice President and Chief Financial Officer, and Executive Vice President and Chief Financial Officer of SuperStock, Inc., one of our subsidiaries, since January 2006. Prior to that time and since November 2004, Mr. Costanza served as Vice President and Chief Financial Officer for AMCO Water Metering Systems, Inc., a member of Elster Group, a global market leader providing flow measurement devices. While with AMCO, he arranged and facilitated the sale of the business to a major European private equity firm. Prior to that time and since May 2002, Mr. Costanza served as Corporate Controller for Lindsay Manufacturing Company, a leading NYSE global provider of mechanical irrigation systems. Mr. Costanza received his BS degree with a major in accounting from the Florida State University while obtaining the fifth-year C.P.A. required college credit. After passing the C.P.A. exam, he began his professional career with Ernst & Young LLP in 1990.

Susan O. Chiang has been employed by SuperStock, Inc. since 1987, serving as Executive Vice President since October 2005. Prior to that time she served as Senior Vice President and Vice President Finance. Mrs. Chiang received her BA degree from Cornell University and holds an MBA degree from New York University’s Stern School of Business.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the meeting, five (5) directors will be elected by the Stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and shall qualify. It is intended that the accompanying proxy will be voted for the election, as directors, of the five (5) persons named below, unless the proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the directors.

The following sets forth the names and ages of the five nominees for election to the Board of Directors, their respective principal occupations or brief employment history and the period during which each has served as a director of the Company.

Name	Age	Director Since

Albert H. Pleus	44	April 2002
Philip N. Garfinkle	45	June 2003
A. D. “Bud” Albers	42	June 2005
Laura B. Sachar	44	August 2006
C. Donald Wiggins	57	April 2004

Albert H. Pleus, see biographical information set forth above under “Executive Officers.”

Philip N. Garfinkle, see biographical information set forth above under “Executive Officers.”

A.D. “Bud” Albers has been a member of our Board of Directors since June 2005. Mr. Albers has been the Senior Vice President and Chief Technology Officer for MusicNet since March 2005, where he is responsible for overseeing the company’s full range of technical operations, including Program Management, Development, Test and Network Operations.  Prior to that time and since March 2004, he served as the Senior Vice President and Chief Technology Officer for Seattle-based Drugstore.com where he was responsible for all aspects of their technology, including design, development and operations. Prior to that time and since February 2003, Mr. Albers provided consulting services offering product and corporate strategies involving digital media in both direct and consumer and “business-to-business” environment.  Prior to that time and since August 1999, he served as the Senior Vice President and Chief Technology Officer for Getty Images, where he was responsible for leading a team of more than 300 professionals in the design, development and implementation of the world’s largest distribution platform for commercial imagery and stock video footage. Mr. Albers received his BS degree in Computer Science and Business Administration from McKendree College. Additionally, he studied technology management at Washington University.

Laura B. Sachar has been a member of our Board since August 2006. She is Co-Chairman and Founder of StarVest Partners, L.P., a New York-based venture capital firm. She has been with StarVest since the inception of its management company in 1998. Ms. Sachar also sits on the board of directors of Newgistics, Inc. and MessageOne, Inc. She is a member of the Young President’s Organization. Ms. Sachar received her BA from Barnard College, Columbia University in 1984 and her MBA from the Columbia School of Business in 1991.

C. Donald Wiggins has been a member of our Board since April 2004. He is President of Business Valuation, Inc., a firm specializing in business valuations, and Heritage Capital Group, a firm specializing in mergers and acquisitions of middle market companies. He has been with both companies since 1989. He is a member of the American Society of Appraisers, the Financial Executives Institute, Association for Corporate Growth, the AICPA and the Florida Institute of CPAs. Mr. Wiggins has published in such journals as Valuation, Business Valuation Review, Financial Analysts Journal, Financial Executive, and Management Accounting. He holds the professional designations of ASA, CPA, and CVA and is a Licensed Real Estate Broker and Registered Securities Principal. Mr. Wiggins received his BBA and MBA degrees from Georgia Southern University and a DBA from Louisiana Tech University in 1976.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE NOMINEES.

Director Compensation

From 2003 to May 2005, the outside directors did not receive any fees for attending Board meetings. As set forth below, certain directors have had consulting agreements with us. Each director was reimbursed for reasonable and necessary cost and expenses incurred as a result of being one of our Directors. As of May 1, 2005, we issued to each of our non-employee directors, based on the number of committees each served on, the number of shares of our restricted common stock listed in the table below and granted to each of these directors five-year stock options to purchase the number of shares of common stock indicated in the table below, which options are exercisable at $0.30 per share and which fully vest by December 1, 2005.

May 1, 2005 Option Grants

Name	Shares of Restricted Stock	Options to Purchase Common Stock

Luke A. Allen	140,000	140,000
Philip N. Garfinkle	140,000	140,000
C. Donald Wiggins	120,000	120,000
Vincent C. Butta	110,000	110,000

As of June 13, 2005, we issued Ardell D. Albers, a new non-employee director, 95,000 shares of our restricted common stock and granted him a five-year stock option to purchase 95,000 shares of common stock, which options are exercisable at $0.30 per share and which fully vest by December 1, 2006.

There is no set yearly compensation for directors and the compensation to be paid to directors for 2006 has not yet been determined.

Board Committees

The Board of Directors has a Compensation Committee, a Nominating Committee and an Audit Committee.

Compensation Committee. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our officers, including our Chief Executive Officer and employees, and administers our stock option plans. The Compensation Committee consists of four directors, A.D. “Bud” Albers, Luke A. Allen, Laura B. Sachar and C. Donald Wiggins each of whom meets the independence requirements and standards currently established by the Nasdaq Marketplace Rules. During 2005, the Compensation Committee met one time.

Nominating Committee. The purpose of the Nominating Committee is to assist the Board of Directors in identifying qualified individuals to become board members and in determining the composition of the Board of Directors. The Nominating Committee consists of four directors, Philip N. Garfinkle, Albert H. Pleus, Laura B. Sachar and C. Donald Wiggins. Laura B. Sachar and C. Donald Wiggins meet the independence requirements and standards currently established by the Nasdaq Marketplace Rules. During 2005, the Nominating Committee met one time. The Nominating Committee operates under a written charter, a copy of which is included as Appendix A to this proxy statement. Although it has not done so in the past, the Nominating Committee may retain search firms to assist in identifying suitable director candidates.

The Nominating Committee will consider director candidates recommended by security holders. Potential nominees to the Board of Directors are required to have such experience in business, financial, corporate governance matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”. In addition, a nominee should have strong communication skills and a reputation for integrity (a more detailed list of the criteria are included in Nominating Committee charter attached as Appendix A). Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating Committee, along with a consent of the nominee and contact information at the following address: Nominating Committee of the Board of Directors, c/o a21, Inc., 7660 Centurion Parkway, Jacksonville, Florida 32256. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating Committee, and/or any other method the Nominating Committee deems appropriate, which may, but need not, include a questionnaire, review of references and/or a background check. The Nominating Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating Committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated any differently than any other potential nominee.

Audit Committee. The Audit Committee (which is formed in compliance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934) consists of three directors, A.D. “Bud” Albers, Luke A. Allen and C. Donald

Wiggins, each of whom meets the independence requirements and standards currently established by the Nasdaq Marketplace Rules. In addition, the Board of Directors has determined that Mr. Wiggins is an “audit committee financial expert” and “independent” as defined under the relevant rules of the SEC and the Nasdaq Marketplace Rules. The Audit Committee assists the Board by overseeing the performance of the independent auditors and the quality and integrity of a21’s internal accounting, auditing and financial reporting practices. The Audit Committee is responsible for retaining and, as necessary, terminating, the independent auditors, annually reviews the qualifications, performance and independence of the independent auditors and the audit plan, fees and audit results, and pre-approves audit and non-audit services to be performed by the auditors and related fees. The Audit Committee operates under a written charter, a copy of which is included as Appendix B to this proxy statement. During 2005, the Audit Committee met four times.

Meetings of the Board

The Board of Directors met five times during 2005. Each director is expected to attend meetings of our Board of Directors and meetings of committees of our Board of Directors of which he is a member, and to spend the time necessary to properly discharge his respective duties and responsibilities. During 2005, each incumbent director attended at least 75% of the total number of meetings of our Board of Directors and meetings of committees of our Board of Directors of which he was a member except for Philip N. Garfinkle, who was unable to attend three of the nine meetings held by the Board of Directors or a committee of which he was a member. We do not have a policy with regard to Board members’ attendance at annual meetings of stockholders.

Communications with the Board of Directors

The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Board or the individual director to the Board of Directors, c/o a21, Inc., 7660 Centurion Parkway, Jacksonville, Florida 32256. Any such communication must state the number of shares of common stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial control and reporting processes on behalf of the Board of Directors. Management is responsible for the financial reporting process including the systems of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles in the United States. The independent auditors are responsible for planning and performing an audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and for auditing management’s assessment of internal control over financial reporting. The independent auditor is responsible for expressing an opinion on those financial statements and on management’s assessment and the effectiveness of internal control over financial reporting based on their audit.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements in the Annual Report on Form 10-KSB for the year ended December 31, 2005 with management and the independent auditors, including a discussion of the adoption of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements and those matters required to be discussed under SAS 61, as amended by SAS 90. In addition, the Audit Committee has received the written disclosures and letter from the independent auditors as required by Independence Standards Board No. 1, and has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board No.1.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Luke A. Allen
A. D. “Bud” Albers
C. Donald Wiggins

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. The Code was filed as an exhibit to our Amended Annual Report on Form 10-KSB/A for the year ended December 31, 2004. A written copy of the Code will be provided upon request at no charge by writing to our Chief Financial Officer, a21, Inc., 7660 Centurion Parkway, Jacksonville, Florida 32256.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth the aggregate compensation awarded to, earned by, or paid to our Principal Executive Officers serving during 2005 and to the other executive officers whose annual compensation exceeded $100,000 for 2005:

Name	Position	Year	Salary ($)		Other Annual Compensation ($)		Restricted Stock Awards ($)		Stock Options (#)

Albert H. Pleus	Chairman / Chief Executive Officer	2005	$118,000		$—		$115,200	(a)	800,000
		2004	131,000	(a)	30,000	(a)	—		1,505,514
		2003	—		180,000	(a)	—		—

Thomas V. Butta(b)	Vice-Chairman / President	2005	$110,000		$—		$144,000	(c)	800,000
		2004	53,000		—		—		—

Haim Ariav (b)	Chief Creative Officer	2005	$110,000		$—		$30,000	(d)	400,000
		2004	167,000	(d)	9,000		—		577,941
		2003	180,000	(d)			—		—

Susan O. Chiang	Executive Vice President, SuperStock, Inc.	2005	$93,000		$—		$33,250	(e)	300,000
		2004	67,000	(e)	—		—		—

——————

(a)

For 2005, includes options pursuant to which Mr. Pleus is entitled to purchase 800,000 shares of our common stock at a purchase price of $0.30 per share. The pricing of such options was above the market trading value at the time of the grant. The options are exercisable as to 25% of the shares of the common stock on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Mr. Pleus was issued 960,000 shares of restricted common stock of which 800,000 shares are vested at December 31, 2005 and the balance of which vest in two equal parts for the two consecutive months thereafter beginning on January 1, 2006. The restricted shares and options granted vest immediately upon a change in control as defined; For 2004, includes $161,250 paid to Mr. Pleus, but excludes $122,500 ($32,500 in cash and $90,000 in common stock) which was earned in 2003 and 2002; For 2003, includes $75,000 (in common stock) of consulting fees paid to Mr. Pleus’ consulting firm, Whitney Holdings, Inc. and $105,000 of accrued but unpaid fees due to Whitney Holdings, Inc., but excludes $30,000 (in common stock) of 2002 consulting fees paid to Whitney Holdings, Inc. which were earned in 2002.

(b)

We no longer employ Mr. Butta or Mr. Ariav.

(c)

For 2005, includes options pursuant to which Mr. Butta is entitled to purchase 800,000 shares of our common stock at a purchase price of $0.30 per share. The pricing of such options was above the market trading value at the time of the grant. The options are exercisable as to 25% of the shares of the common stock on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Mr. Butta was issued 1,200,000 shares of restricted common stock, which vest in equal amounts on each of June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006. The restricted shares and options granted vest immediately upon a change in control as defined. Mr. Butta is no longer employed by us.

(d)

For 2005, includes options pursuant to which Mr. Ariav is entitled to purchase 400,000 shares of our common stock at a purchase price of $0.30 per share. The pricing of such options was above the market trading value at the time of the grant.  The options shall be exercisable as to 25% of the shares of the common stock on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Mr. Ariav was issued 250,000 shares of restricted common stock, which vest in four equal amounts on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. The restricted shares and options granted vest immediately upon a change in control as defined; For 2004, includes $166,667 paid to Mr. Ariav, but excludes $105,000 ($70,000 in cash and $35,000 in common stock) which was earned in 2003; For 2003, includes $75,000 (in common stock) of salary paid to Mr. Ariav and $105,000 of accrued but unpaid salary to Mr. Ariav, but excludes $45,000 of 2002 salary, that was paid which was earned in 2002. Mr. Ariav is no longer employed by us.

(e)

For 2005, includes options pursuant to which Ms. Chiang is entitled to purchase 300,000 shares of our common stock at a purchase price of $0.30 per share. The pricing of such options was above the market trading value at the time of the grant.  The options are exercisable as to 25% of the total shares on each of November 1, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Ms. Chiang was issued 175,000 shares of restricted common stock, which vest in equal amounts on each of November 1, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. The restricted shares and options granted vest immediately upon a change in control as defined. For 2004, includes salary since the February 2004 acquisition of SuperStock.

Stock Option/SAR Grants In Last Fiscal Year

The following table provides information on awards of stock options we made to the named executives during the last fiscal year.

Option/SAR Grants in Last Fiscal Year
Individual Grants

Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date

Albert H. Pleus	800,000	17.4	$0.30	April 2010
Thomas V. Butta	800,000	17.4	$0.30	April 2010
Haim Ariav	400,000	8.7	$0.30	April 2010
Susan O. Chiang	300,000	6.5	$0.30	September 2010

Stock Option/SAR Exercises In Last Fiscal Year And Fiscal Year-End Stock Option/SAR Values

The following table sets forth the total number of exercisable and unexercisable stock options held by each of our executive officers named in the Summary Compensation Table as of December 31, 2005. No options to purchase our common stock were exercised by any of our executive officers during 2005 and no stock appreciation rights were outstanding at December 31, 2005.

Aggregate Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#)	Value of Unexercised In-the Money Options/SARs at FY-End ($) (1)
			Exercisable/Unexercisable	Exercisable/Unexercisable

Albert H. Pleus	—	—	1,705,514/600,000	$68,200/$24,000
Thomas V. Butta	—	—	200,000/600,000	$8,000/$24,000
Haim Ariav	—	—	1,654,608/300,000	$105,600/$12,000
Susan O. Chiang	—	—	75,000/225,000	$3,000/$9,000

——————

(1)

Based upon the closing sales price of our common stock on December 31, 2005 of $0.34.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Mr. Pleus currently serves as our Chairman of the Board of Directors and Chief Executive Officer pursuant to an employment agreement with him dated as of May 1, 2005. The agreement provides for a term of 36 months unless earlier terminated in accordance with the terms of the agreement. Pursuant to the agreement, Mr. Pleus is entitled to receive an annual base salary of $125,000, subject to increases determined by our board of directors.  Pursuant to the agreement, Mr. Pleus was granted an option to purchase 800,000 shares of our common stock at a purchase price of $0.30 per share. The options are exercisable as to 25% of the shares of the common stock covered thereby on each of August 31, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, pursuant to the agreement, Mr. Pleus was issued 960,000 restricted shares of common stock valued at $115,000 of which 800,000 shares vested by December 31, 2005 and the balance of which vest in equal parts for the two consecutive months thereafter. The employment agreement also (1) provides that the restricted shares and options granted shall vest immediately upon a change in control, as defined, and (2) includes a confidentiality covenant, a non-competition covenant and contains a prohibition on the solicitation of the employees, suppliers, vendors and customers of a21 and SuperStock. In connection with our entering into the employment agreement with Mr. Pleus, the parties agreed to terminate Mr. Pleus’ consulting agreement as of May 13, 2005. Mr. Pleus’ consulting agreement with us was for a term of 36 months and was due to expire on September 30, 2005. Pursuant to his consulting agreement, Mr. Pleus served as a consultant to us as well as our Chairman, effective as of October 1, 2002. Under the consulting agreement, Mr. Pleus was entitled to receive consulting fees at the rate of $15,000 per month payable in cash or common stock, subject to increase. On July 20, 2006, and effective as of July 1, 2006, Mr. Pleus was granted an annual base salary increase to $175,000 and awarded a $75,000 bonus for the year ending December 31, 2005. In addition, as of July 20, 2006, Mr. Pleus was granted an option to purchase an additional 650,000 shares of our common stock at a purchase price of $0.65 per share. The options are exercisable as to 25% of the shares of the common stock covered thereby on each of October 31, 2006, April 30, 2007, October 31, 2007 and April 30, 2008.

On June 27, 2006, we entered into an employment agreement with Philip N. Garfinkle pursuant to which Mr. Garfinkle was appointed our interim President and Chief Operating Officer effective June 19, 2006. Mr. Garfinkle will receive a salary of $20,000 per month and a one-time bonus of $30,000 for work prior to June 19, 2006. In addition, we granted Mr. Garfinkle options to purchase 400,000 shares of our common stock, exercisable at $0.46 per share, all of which vest on December 31, 2006 and expire on June 19, 2011. The employment agreement has a term of six months and may be terminated by either party without cause on 30 days written notice to the other party. In addition, we may terminate the employment agreement immediately for cause, as defined in the employment agreement.

We entered into an employment agreement with Susan O. Chiang, SuperStock’s Executive Vice President dated as of October 1, 2005. The agreement continues for a term of 36 months unless earlier terminated in accordance with the terms of the agreement. Pursuant to the agreement, Ms. Chiang is entitled to receive an annual base salary of $110,000, increasing to $120,000 on November 1, 2005, subject to increases as shall be determined by the Chief Executive Officers of a21 and SuperStock. Ms. Chiang was granted an option to purchase 300,000 shares of our common stock at a purchase price of $0.30 per share. The options are exercisable as to 25% of the total shares represented thereby on each of November 1, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. In addition, Ms. Chiang was issued 175,000 restricted shares of common stock valued at $33,000, which vest in equal amounts on each of November 1, 2005, February 28, 2006, August 31, 2006 and February 28, 2007. The employment agreement also (1) provides that the restricted shares and options granted vest immediately upon a change in control as defined, and (2) includes a confidentiality covenant, a non-competition covenant and contains a prohibition on the solicitation of the employees, suppliers, vendors and customers of a21 and SuperStock.

We entered into an employment agreement with Thomas Costanza, our Vice President and Chief Financial Officer and SuperStock’s Executive Vice President and Chief Financial Officer, dated as of January 3, 2006. The agreement continues for a term of 36 months unless earlier terminated in accordance with its terms. Pursuant to the agreement, Mr. Costanza is entitled to receive an annual base salary of $114,000, subject to increases as shall be determined by the Chief Executive Officers of a21 and SuperStock. Pursuant to the agreement, Mr. Costanza was granted an option to purchase 165,000 shares of our common stock at a purchase price of $0.34 per share. The options are exercisable as to 25% of the total shares represented thereby on each of June 30, 2006, December 31, 2006, June 30, 2007, and December 31, 2007. The employment agreement also (1) provides that the stock options granted shall vest immediately upon a change in control, as defined, and (2) includes a confidentiality covenant, a non-competition covenant and contains a prohibition on the solicitation of the employees, suppliers, vendors and customers of a21 and SuperStock. On July 20, 2006, and effective as of July 1, 2006, Mr. Costanza was granted an annual base salary increase to $135,000. In addition, as of July 20, 2006, Mr. Costanza was granted an option to purchase an additional 200,000 shares of our common stock at a purchase price of $0.65 per share. The options are exercisable as to 25% of the shares of the common stock covered thereby on each of December 31, 2006, June 30, 2007, December 31, 2007 and June 30, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with during 2005, except that (i) Jonathan Gallen filed a late Form 3 reporting his status as a Section 16 filer by virtue of his being a 10% holder of our Shares, filed a late Form 4 reporting the acquisition and exercise of warrants to purchase our Shares, filed two late Form 4s, each reporting one acquisition of Shares, and filed a late Form 4 reporting the acquisition of notes convertible into Shares, (ii) Barron Partners L.P. filed a late Form 4 reporting three sales of Shares, and (iii) Deborah Farrington, Jeanne Sullivan, Laura Sachar and StarVest Partners, L.P. each filed a late Form 4 reporting the acquisition of notes convertible into Shares.

INDEPENDENT AUDITORS

The Audit Committee has reappointed BDO Seidman, LLP (“BDO”) as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2006. Eisner LLP (“Eisner”) served as our principal accountant for the fiscal years ended December 31, 2004 and 2003 and until August 23, 2005, the date the Company dismissed Eisner. The decision to dismiss Eisner as the Company’s principal independent accountant was approved by the Company’s Board of Directors on August 4, 2005, contingent upon the engagement of BDO. BDO was engaged as the Company’s principal accountant effective August 23, 2005.

Eisner’s reports on the Company’s financial statements for the fiscal years ended December 31, 2004 and 2003 and the subsequent interim period preceding the termination of Eisner, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended December 31, 2004 and 2003 and the subsequent interim period preceding the termination of Eisner, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner, would have caused Eisner to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods. None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-B occurred within the two most recent fiscal years of the Company ended December 31, 2004 and the subsequent interim period preceding the termination of Eisner.

A representative of BDO is expected to be present at the annual meeting, with the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions.

Fees of Independent Auditor

Audit Fees

The aggregate fees billed by BDO for the audit of our annual consolidated financial statements for the fiscal year ended December 31, 2005 was approximately $210,000; this includes amounts for an interim review of Form 10-QSB, review of SEC correspondence, review of Form SB-2 draft, and the audit of the consolidated financial statements for 2005. Approximately 60% of the total hours spent on audit services for the Company for the year ended December 31, 2005 were spent by the Griggs Group, LLP, members of the BDO alliance network of firms. Such members are not full time, permanent employees of BDO.

The audit fees billed by Eisner LLP for the audit of our annual consolidated financial statements for the fiscal year ended December 31, 2004 were $245,000; this includes amounts for quarterly reviews of Forms 10-QSB, Form SB-2, Form 10-KSB/A and consents for SEC filings.

Audit Related Fees

BDO Seidman LLP or the Griggs Group, LLP did not perform any audit related services during the fiscal year ended December 31, 2005. Audit related services performed by Eisner LLP during the fiscal year ended December 31, 2004 for accounting research totaled $19,000.

Tax Fees

No fees for tax return preparation were paid to an independent registered public accounting firm for the years ending December 31, 2005 and 2004.

All Other Fees

There were no other fees paid to an independent registered public accounting firm for the years ended December 31, 2005 and 2004.

Pre-Approval of Services

The Audit Committee pre-approves all services, including both audit and non-audit services, provided by our independent registered accountants. For audit services, each year the independent registered accounting firm provides the Audit Committee with an engagement letter outlining the scope of the assurance services proposed to be performed during the year, which must be formally accepted by the Committee before assurance services commences. The independent registered accounting firm also submits an assurance services fee proposal, which also must be approved by the Committee before the assurance services commences.

GENERAL

Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

a21 will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to Stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, officers and regular employees of a21 may solicit proxies without additional compensation, by telephone or telegraph. We may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

a21 will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Amended Annual Report on Form 10-KSB/A for the year ended December 31, 2005 (as filed with the Securities and Exchange Commission) including the financial statements thereto. All such requests should be directed to Thomas Costanza, 7660 Centurion Parkway, Jacksonville, Florida 32256.

WHERE YOU CAN FIND MORE INFORMATION

a21 files annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. a21’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, NE, Room 1580, Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.

STOCKHOLDER PROPOSALS

The Annual Meeting of Stockholders for the fiscal year ending December 31, 2006 is expected to be held in August 2007. Any stockholder proposal intended to be included in the Company’s proxy statement and form of proxy for presentation at the 2007 Annual Meeting of Stockholders (the “2007 Meeting”) pursuant to Rule 14a-8 (“Rule 14a-8”), as promulgated under the Securities Exchange Act of 1934, must be received by the Company not later than April 5, 2007. As to any proposals submitted for presentation at the 2007 Meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the 2007 Meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before July 1, 2007.

By Order of the Board of Directors,

Albert H. Pleus
Chairman and Chief Executive Officer

Dated: September 8, 2006

APPENDIX A

NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

a21, INC.

Preamble

The Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of a21, Inc. (the “Company”) shall assist the Board in its responsibility for identifying qualified Board candidates, assessing the Board’s performance, and advising generally regarding corporate governance matters.

Organization and Meetings

Committee Composition

The Committee shall be composed of two non-management directors and one management director, or such other number as the Board shall from time to time designate as members of the Committee. The Committee may designate a chairman, if the Committee so chooses.

Meetings

The Committee shall meet at such times and for such purposes within the scope of its authority and responsibilities as the members shall determine from time to time, provided, that the Committee shall meet at least annually.

Specific Responsibilities

The Committee’s specific responsibilities shall include the following:

•

The Committee shall make recommendations to the Board regarding the size and composition of the Board and screen and recommend candidates for election to the Board. In making such recommendations the Committee shall consider the criteria set forth in Annex A attached hereto, and, in screening candidates, the Committee shall use its best efforts to determine each candidate’s qualifications with respect to such criteria.

•

The Committee shall advise the Board whether the Committee considers any director or nominee independent for purposes of tax or securities laws or stock market rules. For so long as the Company’s common stock is quoted on the OTC Bulletin Board, if the Board must determine that any nominee or director is independent under stock market rules, the Board shall make that determination under the rules of the Nasdaq Stock Market.

•

The Committee shall consider nominations by security holders of individuals who have consented to be nominated, are cooperative in the screening process, and provide, upon request, complete and accurate information required to be disclosed under federal proxy rules. A nomination can be submitted by mailing (or delivering by courier or by hand) it to the Company, together with a signed consent by the nominee to be nominated and appropriate contact information.

•

The Committee shall make recommendations to the Board regarding corporate governance matters and practices, including formulating and periodically reviewing corporate governance guidelines to be adopted by the Board.

•

The Committee shall review this charter annually to review and recommend to the Board any changes that the Committee deems appropriate, including regarding the criteria set forth in Annex A.

Resources

The Committee may form and delegate authority to subcommittees comprised of one or more of its members.

ANNEX A

CRITERIA FOR DIRECTORS

In determining whether a nominee is qualified to serve as a member of the Board, the Committee shall consider the following:

•

Independence. The Committee shall determine whether non-management candidates may be considered independent under any applicable stock market rules; regarding committee membership under securities and tax laws; or for any other purpose. The Committee shall determine the existence or significance of any potential conflict of interest.

•

Corporate Governance. A director must clearly recognize the role of directors in representing the interests of stockholders, generally, and not of any particular stockholder or group of stockholders. A director must demonstrate familiarity and intention to fulfill the fiduciary duties of directors and appear open and candid. A director must understand the differences in functions of the Board and management.

•

Judgment and Knowledge. A director must demonstrate sound business judgment and ability to assess Company strategy and business plans, evaluate management, and decide other Board-level issues. A director should demonstrate expertise in one or more of the following areas:

•

industry related expertise;

•

marketing and promotion;

•

accounting and finance;

•

management;

•

international business;

•

risk management.

•

Communication skills. A director should have strong communications skills; willingness to venture his own views; ability to listen to views of others dispassionately; and ability to express and bring to bear his expertise regarding Company matters.

•

Professional Status. A director should have a record of operating successful businesses, a reputation for integrity, and the respect of his business and community peers. A director’s board membership should enhance the Company’s reputation.

APPENDIX B

a21, INC.
BOARD OF DIRECTORS
AUDIT COMMITTEE CHARTER

I. Mission of the Committee

The audit committee (the “Committee”) of the board of directors (the “Board”) of a21, Inc. (the “Company”) assists the Board in fulfilling certain of its responsibilities to relevant constituencies, including the Company’s stockholders. The Committee is responsible for selecting the Company’s auditors and overseeing the Company’s internal controls, the quality and integrity of the Company’s quarterly and annual financial reports, and the audit of the Company’s financial statements, and performs such other duties as set forth in this charter and as required under applicable laws, rules and regulations governing the responsibilities of audit committees. The Committee has all of the power and authority of the Board within the scope of this Charter and subject to the ultimate power and authority of the Board over the Committee. The Committee maintains free and open communication among the Board, auditors, the Company’s Chief Financial Officer and the financial management of the Company.

II. Organization of the Committee

A.

The Committee shall consist of such number of members as the Board shall determine from time to time, but in no event less than three members. The Board shall designate one member of the Committee to be the Chairperson. Each member of the Committee must, notwithstanding anything in the Company’s by-laws to the contrary, be a member of the Board, and must be independent. In order for a member to be independent, he or she (i) may not be an officer or employee of the Company or its subsidiaries, (ii) must be free of any relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, (iii) other than in his or her capacity as a member of the Committee, the Board, or any other Board committee, (a) does not accept directly or indirectly (within the meaning of Rule 10A-3(8) of the Securities and Exchange Act of 1934, as amended (the “Act”)) any consulting, advisory or other compensatory fee from the Company or any subsidiary of the Company1, and (b) is not an affiliate of the Company or any parent or subsidiary of the Company, (iv) must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (v) is not otherwise excluded from being considered independent under applicable laws, rules and regulations defining independence as they currently exist and as they may be amended from time to time.

B.

Each member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement or, if and so long as permitted under the Nasdaq rules and other applicable laws, rules and regulations, will become able to do so within a reasonable period of time after his or her appointment to the Committee. Committee members shall have such other qualifications as the Board may from time to time deem appropriate in light of the mission of the Committee.

C.

At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. This member must have all of the following attributes: (i) an understanding of GAAP and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparably to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls over financial reporting; and (v) an understanding of audit committee functions. This

——————

1

Compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company, provided that such compensation is not contingent in any way on continued service.

1

member must have acquired such attributes through: (a) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions; (b) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions; (c) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (d) other relevant experience.

D.

Notwithstanding anything to the contrary in this Charter, one director who (i) is not independent as defined in the Nasdaq rules, (ii) other than in his or her capacity as a member of the Committee, the Board, or any other Board committee, (a) does not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any subsidiary of the Company, and (b) is not an affiliate of the Company or any parent or subsidiary of the Company, and (iii) is not a current officer of employee or a family member (as defined under the Nasdaq rules, or any other applicable law, rule or regulation as the same may be amended from time to time) of such officer or employee, may be appointed to the Committee upon the determination of the Board and under exceptional and limited circumstances if the membership on the Committee by that director is required in the best interests of the Company and its stockholders. In such event, the Board will disclose in the Company’s next annual proxy statement the nature of that director’s relationship with the Company and the reasons for that determination. However, a member appointed under this exception may not serve longer than two years and may not chair the Committee.

E.

If the Company fails to comply with the Committee composition requirements under applicable Securities and Exchange Commission (the “SEC”) and Nasdaq rules and regulations, the Company shall have an opportunity to cure such defect as provided under such applicable rules and regulations.

F.

The Corporate Secretary, any Assistant Secretary or a delegate shall record and keep minutes of all Committee meetings.

G.

A majority of the members of the Committee shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which there is a quorum shall be the act of the Committee.

III. Duties and Responsibilities of the Committee

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the Board and stockholders that the Company’s accounting and reporting practices are in accordance with all necessary requirements and are of the highest quality. In carrying out its responsibilities, the Committee shall:

A.

hold and make the auditor ultimately accountable to the Board and the Committee, and take ultimate authority and responsibility for selecting, evaluating and, where appropriate, replacing the auditors, or nominating the auditors to be proposed for stockholder approval in any proxy statement.

B.

be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the Committee.

C.

oversee the Company’s accounting and financial reporting processes, internal accounting controls, compliance with relevant corporate financial policies and procedures, and the audits of the financial statements of the Company.

D.

pre-approve all audit services and permissible non-audit services. Approval by the Committee of non-audit services to be performed by the auditor shall be disclosed to investors in the Company’s periodic reports filed under Section 13(a) of the Act, including Forms 10-Q and 10-K. The Committee may delegate to one or more members of the Committee who are independent directors, the authority to grant pre-approvals. The decision of any such member to pre-approve an activity must be presented to the full Committee at each of its scheduled meetings.

2

E.

ensure its receipt from the auditor of a formal written statement delineating all of the relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1. Upon review of such statement, the Committee must actively engage in a dialogue with the auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the auditor.

F.

review, prior to filing, all annual reports on Form 10-K and all quarterly reports on Form 10-Q, to be filed with the SEC. Discuss with management and the auditors, where practicable, prior to filing, the financial statements (including the notes thereto) and the disclosures under “Management’s Discussion and Analysis o£ Financial Condition and Results of Operations”.

G.

review the Company’s regular and special earnings releases and consider whether they are clear and understandable and fully disclose all information that is relevant to investors in forming a full and accurate picture of the Company’s financial condition and prospects.

H.

prepare the report required by the SEC to be included in the Company’s annual proxy statement and any other reports of the Committee required by applicable securities laws or stock exchange listing requirements or rules.

I.

meet at least four times annually with the auditor and financial management of the Company in order to review the annual audit plan, the annual audit results (including any comments or recommendations of the auditors, as well as management’s response thereto), the status of prior recommendations of the auditors, the quarterly unaudited results, and such other matters as may be appropriate for Committee consideration, and shall hold such additional meetings as the Chair of the Committee deems necessary. The Committee shall also consider and review with the auditors the nature and resolution of any significant or unusual accounting matters that face the Company.

J.

review with management and the auditors, at least annually, (i) all critical accounting policies and practices, (ii) all significant accounting estimates, (iii) all significant off balance sheet financing arrangements and their effect on the financial statements, (iv) all significant valuation allowances and liability, restructuring and other reserves, (v) the effect of regulatory and accounting initiatives, and (vi) the adequacy of financial reporting.

K.

provide the auditors and the Company’s Chief Financial Officer with full and free access to the Committee to meet privately whenever appropriate.

L.

review, based upon the recommendation of the independent auditors and the financial management, the scope and plan of the work to be done and the responsibilities, budget and staffing needs by financial management with respect to the Company’s internal audits.

M.

in consultations with the independent auditors and financial management, regularly assess the overall quality of the Company’s system of internal accounting controls and procedures designed to insure compliance with applicable law, rules and regulations, by reviewing internal control evaluations performed by the Company and the independent auditors.

N.

review (i) the internal control report prepared by management, including management’s assessment of the effectiveness of the design and operation of the Company’s internal control structure and procedures for financial reporting, as well as the Company’s disclosure controls and procedures, with respect to each annual and quarterly report that the Company is required to file under the Act, and (ii) the independent auditors’ attestation, and report, on the assessment made by management.

O.

receive reports from time to time by the Chief Financial Officer and the General Counsel of the Company concerning litigation, contingencies or other material matters which may result in either liability to the Company or significant risk or exposure of the Company. The Committee shall review the matters so reported and advise the Board of the Company accordingly.

P.

report to the Board following each meeting, and at such other times, as circumstances warrant. The Committee shall report to the Board any matters or concerns raised by the auditors that the Committee views as requiring the attention of the Board.

3

Q.

take responsibility for establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and for the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

R.

have the authority to engage and determine funding for independent counsel and other advisors as it determines necessary to carry out its duties.

S.

review and reassess the adequacy of this Charter at least annually.

T.

conduct any and all investigations it deems necessary or appropriate.

U.

perform any other activities consistent with this Charter as the Committee or the Board deems necessary or appropriate.

4

PROXY

a21, INC.

ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Albert H. Pleus or Thomas Costanza as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at 7660 Centurion Parkway, Jacksonville, Florida 32256 on September 28, 2006 at 9:00 a.m., local time, and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated below.

1.	Election of Directors

	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLDING AUTHORITY to vote for all nominees listed below	☐

Albert H. Pleus, Philip N. Garfinkle, Ardell D. Albers, Laura B. Sachar, C. Donald Wiggins

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name on the line provided below.)

_____________________________________________________

The shares of Common Stock represented by this proxy will be voted as directed; however, if no direction is given, the shares of Common Stock will be voted FOR the election of the nominees.

If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Dated:	,2006

Signature

Signature if held jointly

(Please date, sign as name appears at the left, and return promptly. If the shares are registered in the names of two or more persons, each person should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy.)